Related Party Transactions	12 Months Ended
Mar. 31, 2026
Text Block [Abstract]
Related Party Transactions
29. Related party transactions
The banking subsidiaries of MHFG make loans to the MHFG Group’s directors, executive officers, and other related parties. At March 31, 2025 and 2026, the aggregate loans to the Group’s equity method investees amounted to ¥1,045 billion and ¥1,030 billion, respectively, and outstanding loans to the Group’s directors, executive officers, and other related parties were not considered significant. There were no loans to related parties that were considered nonaccrual. During the fiscal years ended March 31, 2025 and 2026, certain subsidiaries of MHFG partially withdrew assets from employee retirement benefit trusts, which were established for the payment of employees’ severance pay and retirement pensions. See Note 20 “Pension and other employee benefit plans” for further details. In addition, the other transactions with the related parties excluding loan transactions and partial withdrawal of assets from employee retirement benefit trusts, are considered immaterial.
Summarized Financial Information of the MHFG Group’s Equity Method Investees
Summarized financial information of the MHFG Group’s equity method investees as of March 31, 2025 and 2026, and for each of the fiscal years ended March 31, 2024, 2025 and 2026, is as follows:

	2025	2026
	(in billions of yen)
Loans	6,978	7,049
Total assets	26,562	26,779
Deposits	700	569
Total liabilities	22,003	21,548
Total equity	4,559	5,231
Noncontrolling interests	26	34

	2024	2025	2026
	(in billions of yen)
Total interest and dividend income	958	962	1,019
Total interest expense	384	323	380
Provision (credit) for credit losses	83	83	70
Net interest income after provision (credit) for credit losses	490	556	569
Income before income tax expense	394	474	545
Net income	298	354	407